UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2006
Date of Report (Date of earliest event reported)

    INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 212 – 810 Peace Portal Drive
Blaine, WA		98230
(Address of principal executive offices)		(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On October 6, 2006, Invision Capital, Inc. (the “Company”) announced that its wholly owned subsidiary, EDI Exploration Drilling Intermational GmbH (“EDI”), has executed a memorandum of understanding (the “Namibian MOU”) with Pamue Investment Company (Pty.) Ltd. (“Pamue Investment”) and August 26 Holding Company (Pty.) Ltd. (“August 26 Holding”).

The Namibian MOU provides that Pamue Investment and August 26 Holding will undertake to procure water drilling projects on behalf of the parties to the Namibian MOU. The terms and conditions under which any projects may be undertaken will be agreed upon by EDI, Pamue Investment and August 26 Holding prior to commencement. EDI will employ Namibian drilling companies to assist in the execution of any water drilling or exploration projects procured. Projects procured under the Namibian MOU will utilize EDI’s patent pending technologies, the Fluid Finder, the Medium Changer and the Water Save.

The Namibian MOU also contemplates that, on terms to be agreed upon by the parties, Pamue Investment and August 26 Holding may obtain a shareholding in EDI’s wholly owned Namibian subsidiary, EDI Southern Africa (Pty.) Ltd. (“EDI Southern Africa”). The provisions of the Namibian MOU extend for a period ending on October 31, 2006 or such later date as may be agreed to by the parties, or unless earlier terminated by the procurement of a water drilling contract or upon Pamue Investment and August 26 Holding obtaining an interest in EDI Southern Africa.

A copy of the Company’s press release is attached as Exhibit 99.1.

This report, including the press release filed as Exhibit 99.1 hereto, may contain, in addition, to historical information, forward-looking statements. These statements may involve known and unknown risks and uncertainties and other factors that may cause the actual results to be materially different from the results implied herein. In particular, the Company is a development stage company, and has not earned any revenues to date. There are no assurances that EDI’s co-operative affiliation with Pamue Investment or August 26 Holding will result in any future contracts for its products or services or that the Company will be able to earn any future revenues or generate any future sales of its products or services.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press Release dated October 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date: October 9, 2006	By:	/s/ Guenter Thiemann
Guenter Thiemann
Chief Financial Officer and Treasurer